UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-09645
Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

February
Date of reporting period:
February 28, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Columbia Small Cap Index Fund
Class A / NMSAX
Annual Shareholder Report | February 28, 2025
This annual shareholder report contains important information about Columbia Small Cap Index Fund (the Fund) for the period of March 1, 2024 to February 28, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class A	$ 46	0.45%
Management's Discussion of Fund Performance
The performance of Class A shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Sectors
| The financials, industrials and real estate sectors were the top performing sectors within the portfolio, on an absolute basis, over the period.
Individual holdings
| Fund positions in Carpenter Technology Corp., a company that engages in the manufacture, fabrication and distribution of specialty metals; Brinker International, Inc., an operator of casual dining restaurants, including Chili’s and Maggiano’s Little Italy; Hims & Hers Health, Inc., a telehealth company that provides medications and personal care products; Alaska Air Group, Inc., an airline company; and Lumen Technologies, Inc., a business and enterprise technology solutions company, were among the Fund’s top absolute contributors during the period.
Top Performance Detractors
Sectors
| The information technology, energy and consumer discretionary sectors were the weakest performing sectors within the portfolio on an absolute basis.
Individual holdings
| Fund positions in SolarEdge Technologies, Inc., a company that specializes in smart energy solutions, primarily focusing on solar power technology; Alpha Metallurgical Resources, Inc., a mining company with operations across Virginia and West Virginia in the U.S.; DoubleVerify Holdings, Inc., a digital media measurement and analytics company that focuses on ad verification, fraud prevention and brand safety; Fortrea Holdings, Inc., a contract research organization providing clinical development and consulting solutions to biopharma and MedTech companies; and Tidewater, Inc., an operator of a fleet of ships for the offshore petroleum and wind industries, were among the Fund’s top absolute detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class A	5.81	10.29	7.88
S&P SmallCap 600® Index	6.27	10.80	8.38
Russell 3000 ® Index (a)	17.53	16.12	12.36
(a)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance
.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares.
Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions.
Visit columbiathreadneedleus.com/investment-products/mutual-funds for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,745,098,917
Total number of portfolio holdings	607
Management services fees (represents 0.20% of Fund average net assets)	$ 6,246,703
Portfolio turnover for the reporting period	23%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
iShares Core S&P Small-Cap ETF	1.2%
Alaska Air Group, Inc.	0.7%
Hims & Hers Health, Inc., Class A	0.6%
ATI, Inc.	0.6%
VF Corp.	0.6%
Bath & Body Works, Inc.	0.6%
Brinker International, Inc.	0.5%
Mr. Cooper Group, Inc.	0.5%
Qorvo, Inc.	0.5%
Jackson Financial, Inc., Class A	0.5%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Small Cap Index Fund
Institutional Class / NMSCX
Annual Shareholder Report | February 28, 2025
This annual shareholder report contains important information about Columbia Small Cap Index Fund (the Fund) for the period of March 1, 2024 to February 28, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 21	0.20%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Sectors
| The financials, industrials and real estate sectors were the top performing sectors within the portfolio, on an absolute basis, over the period.
Individual holdings
| Fund positions in Carpenter Technology Corp., a company that engages in the manufacture, fabrication and distribution of specialty metals; Brinker International, Inc., an operator of casual dining restaurants, including Chili’s and Maggiano’s Little Italy; Hims & Hers Health, Inc., a telehealth company that provides medications and personal care products; Alaska Air Group, Inc., an airline company; and Lumen Technologies, Inc., a business and enterprise technology solutions company, were among the Fund’s top absolute contributors during the period.
Top Performance Detractors
Sectors
| The information technology, energy and consumer discretionary sectors were the weakest performing sectors within the portfolio on an absolute basis.
Individual holdings
| Fund positions in SolarEdge Technologies, Inc., a company that specializes in smart energy solutions, primarily focusing on solar power technology; Alpha Metallurgical Resources, Inc., a mining company with operations across Virginia and West Virginia in the U.S.; DoubleVerify Holdings, Inc., a digital media measurement and analytics company that focuses on ad verification, fraud prevention and brand safety; Fortrea Holdings, Inc., a contract research organization providing clinical development and consulting solutions to biopharma and MedTech companies; and Tidewater, Inc., an operator of a fleet of ships for the offshore petroleum and wind industries, were among the Fund’s top absolute detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class	6.09	10.57	8.15
S&P SmallCap 600® Index	6.27	10.80	8.38
Russell 3000 ® Index (a)	17.53	16.12	12.36
(a)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,745,098,917
Total number of portfolio holdings	607
Management services fees (represents 0.20% of Fund average net assets)	$ 6,246,703
Portfolio turnover for the reporting period	23%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
iShares Core S&P Small-Cap ETF	1.2%
Alaska Air Group, Inc.	0.7%
Hims & Hers Health, Inc., Class A	0.6%
ATI, Inc.	0.6%
VF Corp.	0.6%
Bath & Body Works, Inc.	0.6%
Brinker International, Inc.	0.5%
Mr. Cooper Group, Inc.	0.5%
Qorvo, Inc.	0.5%
Jackson Financial, Inc., Class A	0.5%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Small Cap Index Fund
Institutional 2 Class / CXXRX
Annual Shareholder Report | February 28, 2025
This annual shareholder report contains important information about Columbia Small Cap Index Fund (the Fund) for the period of March 1, 2024 to February 28, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional 2 Class	$ 21	0.20%
Management's Discussion of Fund Performance
The performance of Institutional 2 Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Sectors
| The financials, industrials and real estate sectors were the top performing sectors within the portfolio, on an absolute basis, over the period.
Individual holdings
| Fund positions in Carpenter Technology Corp., a company that engages in the manufacture, fabrication and distribution of specialty metals; Brinker International, Inc., an operator of casual dining restaurants, including Chili’s and Maggiano’s Little Italy; Hims & Hers Health, Inc., a telehealth company that provides medications and personal care products; Alaska Air Group, Inc., an airline company; and Lumen Technologies, Inc., a business and enterprise technology solutions company, were among the Fund’s top absolute contributors during the period.
Top Performance Detractors
Sectors
| The information technology, energy and consumer discretionary sectors were the weakest performing sectors within the portfolio on an absolute basis.
Individual holdings
| Fund positions in SolarEdge Technologies, Inc., a company that specializes in smart energy solutions, primarily focusing on solar power technology; Alpha Metallurgical Resources, Inc., a mining company with operations across Virginia and West Virginia in the U.S.; DoubleVerify Holdings, Inc., a digital media measurement and analytics company that focuses on ad verification, fraud prevention and brand safety; Fortrea Holdings, Inc., a contract research organization providing clinical development and consulting solutions to biopharma and MedTech companies; and Tidewater, Inc., an operator of a fleet of ships for the offshore petroleum and wind industries, were among the Fund’s top absolute detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional 2 Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional 2 Class	6.05	10.56	8.14
S&P SmallCap 600® Index	6.27	10.80	8.38
Russell 3000 ® Index (a)	17.53	16.12	12.36
(a)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,745,098,917
Total number of portfolio holdings	607
Management services fees (represents 0.20% of Fund average net assets)	$ 6,246,703
Portfolio turnover for the reporting period	23%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
iShares Core S&P Small-Cap ETF	1.2%
Alaska Air Group, Inc.	0.7%
Hims & Hers Health, Inc., Class A	0.6%
ATI, Inc.	0.6%
VF Corp.	0.6%
Bath & Body Works, Inc.	0.6%
Brinker International, Inc.	0.5%
Mr. Cooper Group, Inc.	0.5%
Qorvo, Inc.	0.5%
Jackson Financial, Inc., Class A	0.5%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Small Cap Index Fund
Institutional 3 Class / CSPYX
Annual Shareholder Report | February 28, 2025
This annual shareholder report contains important information about Columbia Small Cap Index Fund (the Fund) for the period of March 1, 2024 to February 28, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional 3 Class	$ 21	0.20%
Management's Discussion of Fund Performance
The performance of Institutional 3 Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Sectors
| The financials, industrials and real estate sectors were the top performing sectors within the portfolio, on an absolute basis, over the period.
Individual holdings
| Fund positions in Carpenter Technology Corp., a company that engages in the manufacture, fabrication and distribution of specialty metals; Brinker International, Inc., an operator of casual dining restaurants, including Chili’s and Maggiano’s Little Italy; Hims & Hers Health, Inc., a telehealth company that provides medications and personal care products; Alaska Air Group, Inc., an airline company; and Lumen Technologies, Inc., a business and enterprise technology solutions company, were among the Fund’s top absolute contributors during the period.
Top Performance Detractors
Sectors
| The information technology, energy and consumer discretionary sectors were the weakest performing sectors within the portfolio on an absolute basis.
Individual holdings
| Fund positions in SolarEdge Technologies, Inc., a company that specializes in smart energy solutions, primarily focusing on solar power technology; Alpha Metallurgical Resources, Inc., a mining company with operations across Virginia and West Virginia in the U.S.; DoubleVerify Holdings, Inc., a digital media measurement and analytics company that focuses on ad verification, fraud prevention and brand safety; Fortrea Holdings, Inc., a contract research organization providing clinical development and consulting solutions to biopharma and MedTech companies; and Tidewater, Inc., an operator of a fleet of ships for the offshore petroleum and wind industries, were among the Fund’s top absolute detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional 3 Class (a)	6.10	10.57	8.10
S&P SmallCap 600® Index	6.27	10.80	8.38
Russell 3000 ® Index (b)	17.53	16.12	12.36
(a)
The returns shown for periods prior to March 1, 2017 (including Since Fund Inception returns, if shown) include the returns of Class A. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

(b)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,745,098,917
Total number of portfolio holdings	607
Management services fees (represents 0.20% of Fund average net assets)	$ 6,246,703
Portfolio turnover for the reporting period	23%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
iShares Core S&P Small-Cap ETF	1.2%
Alaska Air Group, Inc.	0.7%
Hims & Hers Health, Inc., Class A	0.6%
ATI, Inc.	0.6%
VF Corp.	0.6%
Bath & Body Works, Inc.	0.6%
Brinker International, Inc.	0.5%
Mr. Cooper Group, Inc.	0.5%
Qorvo, Inc.	0.5%
Jackson Financial, Inc., Class A	0.5%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
|
Columbia Small Cap Index Fund | Class A

|

ASR228_01_(04/25)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	February 28, 2025	February 29, 2024	February 28, 2025	February 29, 2024
Audit fees (a)	31,523	30,993	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	15,345	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	587,000	581,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Small Cap Index Fund
Annual Financial Statements and Additional Information
February 28, 2025

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Small Cap Index Fund | 2025

Portfolio of Investments
February 28, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.2%
Issuer	Shares	Value ($)
Communication Services 3.2%
Diversified Telecommunication Services 0.6%
Cogent Communications Holdings, Inc.	85,184	6,224,395
Lumen Technologies, Inc.(a)	2,047,386	9,663,662
Shenandoah Telecommunications Co.	92,534	1,000,292
Total		16,888,349
Entertainment 0.5%
Cinemark Holdings, Inc.(a)	215,442	5,517,470
Madison Square Garden Sports Corp., Class A(a)	33,773	6,879,222
Total		12,396,692
Interactive Media & Services 1.0%
Cargurus, Inc.(a)	177,441	5,711,826
Cars.com, Inc.(a)	120,162	1,586,139
IAC, Inc.(a)	142,883	6,604,052
QuinStreet, Inc.(a)	113,511	2,222,545
Shutterstock, Inc.	48,529	1,042,888
TripAdvisor, Inc.(a)	222,099	3,287,065
Yelp, Inc.(a)	132,788	4,555,956
Ziff Davis, Inc.(a)	86,230	3,540,604
Total		28,551,075
Media 0.8%
Cable One, Inc.	9,297	2,418,893
EchoStar Corp., Class A(a)	243,761	7,612,656
John Wiley & Sons, Inc., Class A	83,171	3,316,860
Scholastic Corp.	50,137	1,097,499
TechTarget, Inc.(a)	53,084	778,742
TEGNA, Inc.	325,064	5,916,165
Thryv Holdings, Inc.(a)	81,362	1,402,681
Total		22,543,496
Wireless Telecommunication Services 0.3%
Gogo(a)	119,267	874,227
Telephone and Data Systems, Inc.	196,747	7,102,567
Total		7,976,794
Total Communication Services		88,356,406
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 13.8%
Automobile Components 1.4%
Adient PLC(a)	175,906	2,784,592
American Axle & Manufacturing Holdings, Inc.(a)	237,220	1,176,611
Dana, Inc.	260,321	3,870,973
Dorman Products, Inc.(a)	54,796	7,203,482
Fox Factory Holding Corp.(a)	84,096	2,331,982
Gentherm, Inc.(a)	62,502	2,067,566
LCI Industries	51,370	5,333,234
Patrick Industries, Inc.	67,788	6,141,593
Phinia, Inc.	84,852	4,184,052
Standard Motor Products, Inc.	41,633	1,187,790
XPEL, Inc.(a)	45,740	1,529,088
Total		37,810,963
Automobiles 0.1%
Winnebago Industries, Inc.	58,342	2,357,600
Broadline Retail 0.5%
Etsy, Inc.(a)	226,953	11,617,724
Kohl’s Corp.	224,423	2,560,666
Total		14,178,390
Diversified Consumer Services 1.3%
Adtalem Global Education, Inc.(a)	75,638	7,738,524
frontdoor, Inc.(a)	152,975	6,957,303
Mister Car Wash, Inc.(a)	188,541	1,600,713
Perdoceo Education Corp.	124,627	3,190,451
Strategic Education, Inc.	49,074	3,951,929
Stride, Inc.(a)	86,472	11,829,370
Total		35,268,290
Hotels, Restaurants & Leisure 2.2%
BJ’s Restaurants, Inc.(a)	46,033	1,755,238
Bloomin’ Brands, Inc.	152,342	1,428,968
Brinker International, Inc.(a)	89,634	14,774,372
Cheesecake Factory, Inc. (The)	94,735	5,118,532
Cracker Barrel Old Country Store, Inc.	44,797	2,028,856
Dave & Buster’s Entertainment, Inc.(a)	63,432	1,325,095
Golden Entertainment, Inc.	41,504	1,290,359
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Jack in the Box, Inc.	38,587	1,483,284
Monarch Casino & Resort, Inc.	25,599	2,344,357
Papa John’s International, Inc.	65,855	2,986,524
Penn Entertainment, Inc.(a)	301,867	6,493,159
Sabre Corp.(a)	778,461	3,215,044
Shake Shack, Inc., Class A(a)	80,755	8,769,993
Six Flags Entertainment Corp.	188,151	8,273,000
Total		61,286,781
Household Durables 3.0%
Cavco Industries, Inc.(a)	16,356	8,579,213
Century Communities, Inc.	55,636	3,862,807
Champion Homes, Inc.(a)	106,546	10,920,965
Dream Finders Homes, Inc., Class A(a)	55,280	1,321,745
Ethan Allen Interiors, Inc.	45,663	1,301,396
Green Brick Partners, Inc.(a)	61,945	3,699,975
Helen of Troy Ltd.(a)	46,104	2,537,103
Installed Building Products, Inc.	46,850	8,030,090
La-Z-Boy, Inc.	84,386	3,817,623
Leggett & Platt, Inc.	270,940	2,484,520
LGI Homes, Inc.(a)	41,745	3,065,335
M/I Homes, Inc.(a)	54,886	6,428,797
Meritage Homes Corp.	145,986	10,579,605
Newell Brands, Inc.	839,281	5,388,184
Sonos, Inc.(a)	245,659	3,247,612
Tri Pointe Homes, Inc.(a)	188,818	5,977,978
Total		81,242,948
Leisure Products 0.3%
Acushnet Holdings Corp.	55,202	3,549,488
Sturm Ruger & Co., Inc.	33,876	1,336,747
Topgolf Callaway Brands Corp.(a)	285,566	1,864,746
Total		6,750,981
Specialty Retail 3.5%
Academy Sports & Outdoors, Inc.	141,849	7,034,292
Advance Auto Parts, Inc.	119,721	4,417,705
American Eagle Outfitters, Inc.	352,616	4,615,743
Asbury Automotive Group, Inc.(a)	39,517	10,606,363
Bath & Body Works, Inc.	442,059	16,015,798
Boot Barn Holdings, Inc.(a)	61,584	7,539,729
Common Stocks (continued)
Issuer	Shares	Value ($)
Buckle, Inc. (The)	60,348	2,416,937
Caleres, Inc.	71,019	1,147,667
Foot Locker, Inc.(a)	166,487	2,883,555
Group 1 Automotive, Inc.	26,227	12,053,405
Guess?, Inc.	54,984	558,637
MarineMax, Inc.(a)	40,115	1,016,915
Monro, Inc.	60,422	1,076,116
National Vision Holdings, Inc.(a)	158,878	2,019,339
ODP Corp. (The)(a)	60,763	945,472
Sally Beauty Holdings, Inc.(a)	205,545	1,854,016
Shoe Carnival, Inc.	35,635	788,959
Signet Jewelers Ltd.	88,871	4,649,731
Sonic Automotive, Inc., Class A	29,509	2,011,333
Upbound Group, Inc.	98,218	2,535,989
Urban Outfitters, Inc.(a)	113,542	6,607,009
Victoria’s Secret & Co.(a)	158,424	4,234,674
Total		97,029,384
Textiles, Apparel & Luxury Goods 1.5%
Carter’s, Inc.	72,709	3,000,700
G-III Apparel Group Ltd.(a)	77,914	2,109,132
Hanesbrands, Inc.(a)	711,162	4,288,307
Kontoor Brands, Inc.	100,122	6,511,935
Oxford Industries, Inc.	29,765	1,846,323
Steven Madden Ltd.	145,646	4,775,732
VF Corp.	667,634	16,644,116
Wolverine World Wide, Inc.	161,535	2,389,103
Total		41,565,348
Total Consumer Discretionary		377,490,685
Consumer Staples 2.8%
Beverages 0.1%
MGP Ingredients, Inc.	28,346	928,048
National Beverage Corp.	47,216	1,880,613
Total		2,808,661
Consumer Staples Distribution & Retail 0.7%
Andersons, Inc. (The)	64,817	2,772,871
Grocery Outlet Holding Corp.(a)	195,972	2,326,188
PriceSmart, Inc.	50,100	4,478,439
SpartanNash Co.	68,101	1,374,959
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
The Chefs’ Warehouse(a)	69,428	4,344,804
United Natural Foods, Inc.(a)	120,867	3,842,362
Total		19,139,623
Food Products 1.1%
B&G Foods, Inc.	159,714	1,066,890
Cal-Maine Foods, Inc.	82,108	7,421,742
Fresh Del Monte Produce, Inc.	67,706	2,064,356
Hain Celestial Group, Inc. (The)(a)	181,967	651,442
J&J Snack Foods Corp.	31,350	4,120,644
John B. Sanfilippo & Son, Inc.	18,170	1,284,074
Simply Good Foods Co. (The)(a)	184,000	6,946,000
Tootsie Roll Industries, Inc.	33,205	1,029,023
TreeHouse Foods, Inc.(a)	92,967	2,926,601
WK Kellogg Co.	133,793	2,651,777
Total		30,162,549
Household Products 0.5%
Central Garden & Pet Co.(a)	19,221	678,309
Central Garden & Pet Co., Class A(a)	104,924	3,303,007
Energizer Holdings, Inc.	131,812	4,050,583
WD-40 Co.	27,345	6,525,064
Total		14,556,963
Personal Care Products 0.3%
Edgewell Personal Care Co.	98,295	3,093,344
Inter Parfums, Inc.	36,188	5,027,237
Usana Health Sciences, Inc.(a)	22,303	659,946
Total		8,780,527
Tobacco 0.1%
Universal Corp.	49,818	2,670,743
Total Consumer Staples		78,119,066
Energy 4.4%
Energy Equipment & Services 2.0%
Archrock, Inc.	353,410	9,584,479
Atlas Energy Solutions, Inc.	144,883	2,807,832
Bristow Group, Inc.(a)	49,671	1,839,814
Cactus, Inc., Class A	134,479	7,065,527
Core Laboratories, Inc.	94,722	1,385,783
Helix Energy Solutions Group, Inc.(a)	288,458	2,486,508
Helmerich & Payne, Inc.	199,238	5,281,799
Common Stocks (continued)
Issuer	Shares	Value ($)
Innovex International, Inc.(a)	75,973	1,391,066
Liberty Energy, Inc., Class A	329,692	5,693,781
Nabors Industries Ltd.(a)	18,107	727,720
Oceaneering International, Inc.(a)	203,889	4,503,908
Patterson-UTI Energy, Inc.	715,931	5,949,387
ProPetro Holding Corp.(a)	159,899	1,349,548
RPC, Inc.	166,648	929,896
Tidewater, Inc.(a)	97,117	4,430,477
Total		55,427,525
Oil, Gas & Consumable Fuels 2.4%
California Resources Corp.	144,312	6,439,201
Comstock Resources, Inc.(a)	182,788	3,286,528
Core Natural Resources, Inc.	102,360	7,600,230
Crescent Energy Co., Class A	352,364	4,446,834
CVR Energy, Inc.	68,959	1,270,225
Dorian LPG Ltd.	73,404	1,494,505
Green Plains, Inc.(a)	130,434	765,648
International Seaways, Inc.	81,383	2,712,495
Magnolia Oil & Gas Corp., Class A	385,416	9,022,588
Northern Oil & Gas, Inc.	200,352	6,311,088
Par Pacific Holdings, Inc.(a)	112,883	1,622,129
Peabody Energy Corp.	245,127	3,380,301
REX American Resources Corp.(a)	31,188	1,204,481
SM Energy Co.	230,839	7,550,744
Talos Energy, Inc.(a)	250,520	2,254,680
Vital Energy, Inc.(a)	54,401	1,453,051
World Kinect Corp.	117,173	3,508,160
Total		64,322,888
Total Energy		119,750,413
Financials 18.8%
Banks 9.0%
Ameris Bancorp	130,493	8,427,238
Atlantic Union Bankshares Corp.	181,125	6,460,729
Axos Financial, Inc.(a)	109,424	7,309,523
Banc of California, Inc.	277,905	4,132,447
BancFirst Corp.	40,103	4,786,694
Bancorp, Inc. (The)(a)	96,703	5,397,961
Bank of Hawaii Corp.	80,192	5,791,466
BankUnited, Inc.	150,806	5,667,289
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Banner Corp.	69,521	4,795,559
Berkshire Hills Bancorp, Inc.	85,056	2,423,245
Brookline Bancorp, Inc.	179,755	2,121,109
Capitol Federal Financial, Inc.	246,372	1,458,522
Cathay General Bancorp	143,644	6,744,086
Central Pacific Financial Corp.	54,604	1,585,700
City Holding Co.	29,661	3,529,362
Community Financial System, Inc.	106,040	6,711,272
Customers Bancorp, Inc.(a)	58,819	3,176,226
CVB Financial Corp.	264,893	5,342,892
Dime Community Bancshares, Inc.	79,247	2,456,657
Eagle Bancorp, Inc.	60,933	1,417,302
FB Financial Corp.	70,606	3,567,015
First BanCorp	328,528	6,396,440
First BanCorp	83,408	3,499,800
First Commonwealth Financial Corp.	204,708	3,365,400
First Financial Bancorp	192,649	5,280,509
First Hawaiian, Inc.	258,010	6,943,049
Fulton Financial Corp.	367,236	7,278,617
Hanmi Financial Corp.	60,525	1,453,205
Heritage Financial Corp.	68,906	1,741,255
Hilltop Holdings, Inc.	93,053	2,976,765
Hope Bancorp, Inc.	243,591	2,660,014
Independent Bank Corp.	85,730	5,877,649
Lakeland Financial Corp.	51,458	3,417,326
National Bank Holdings Corp., Class A	76,693	3,211,136
NBT Bancorp, Inc.	95,172	4,544,463
Northwest Bancshares, Inc.	257,030	3,243,719
OFG Bancorp	92,599	3,934,531
Pacific Premier Bancorp, Inc.	194,570	4,648,277
Park National Corp.	29,341	4,883,516
Pathward Financial, Inc.	50,129	3,885,499
Preferred Bank	25,020	2,220,525
Provident Financial Services, Inc.	263,254	4,804,385
Renasant Corp.	128,245	4,642,469
S&T Bancorp, Inc.	77,190	3,104,582
Seacoast Banking Corp. of Florida	170,838	4,831,299
ServisFirst Bancshares, Inc.	101,254	9,254,616
Simmons First National Corp., Class A	253,344	5,565,968
Common Stocks (continued)
Issuer	Shares	Value ($)
Southside Bancshares, Inc.	57,478	1,767,448
Stellar Bancorp, Inc.	95,889	2,789,411
Tompkins Financial Corp.	25,265	1,740,506
Triumph Financial, Inc.(a)	44,261	3,047,370
TrustCo Bank Corp.	38,353	1,266,033
Trustmark Corp.	123,386	4,514,694
United Community Banks, Inc.	240,662	7,756,536
Veritex Holdings, Inc.	109,922	2,895,345
WaFd, Inc.	163,862	4,848,677
Westamerica BanCorp	53,839	2,806,089
WSFS Financial Corp.	118,827	6,451,118
Total		246,850,535
Capital Markets 2.7%
Artisan Partners Asset Management, Inc., Class A	141,364	5,968,388
BGC Group, Inc., Class A	747,013	7,395,429
BrightSphere Investment Group, Inc.	56,467	1,392,476
Cohen & Steers, Inc.	54,060	4,724,844
Donnelley Financial Solutions, Inc.(a)	53,563	2,655,118
Moelis & Co., ADR, Class A	142,409	10,059,772
Piper Sandler Companies	31,990	9,264,944
PJT Partners, Inc.	47,819	7,615,654
StepStone Group, Inc., Class A	127,572	7,674,731
StoneX Group, Inc.(a)	57,234	6,906,427
Virtu Financial, Inc. Class A	163,008	5,959,572
Virtus Investment Partners, Inc.	13,309	2,499,031
WisdomTree, Inc.	230,867	2,105,507
Total		74,221,893
Consumer Finance 0.8%
Bread Financial Holdings, Inc.	100,300	5,416,200
Encore Capital Group, Inc.(a)	47,797	1,802,664
Enova International, Inc.(a)	52,872	5,463,792
Ezcorp, Inc., Class A(a)	103,891	1,429,540
Green Dot Corp., Class A(a)	108,515	830,140
Navient Corp.	155,956	2,231,730
PRA Group, Inc.(a)	79,544	1,664,856
PROG Holdings, Inc.	83,813	2,377,775
World Acceptance Corp.(a)	6,515	878,483
Total		22,095,180
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 2.6%
EVERTEC, Inc.	128,341	4,792,253
HA Sustainable Infrastructure Capital, Inc.	239,034	6,867,447
Jackson Financial, Inc., Class A	149,017	13,654,428
Mr. Cooper Group, Inc.(a)	129,088	14,505,618
NCR Atleos Corp.(a)	146,245	4,159,208
NMI Holdings, Inc., Class A(a)	159,649	5,817,610
Payoneer Global, Inc.(a)	518,017	4,429,045
Radian Group, Inc.	300,473	9,888,566
Walker & Dunlop, Inc.	64,719	5,544,477
Total		69,658,652
Insurance 2.5%
Ambac Financial Group, Inc.(a)	95,716	929,402
AMERISAFE, Inc.	38,433	1,977,762
Assured Guaranty Ltd.	96,531	8,430,052
Employers Holdings, Inc.	49,865	2,583,007
Genworth Financial, Inc., Class A(a)	861,538	5,987,689
Goosehead Insurance, Inc., Class A	49,213	6,063,534
HCI Group, Inc.	17,130	2,255,336
Horace Mann Educators Corp.	82,229	3,480,754
Lincoln National Corp.	343,667	13,403,013
Mercury General Corp.	53,621	2,891,781
Palomar Holdings, Inc.(a)	53,395	6,869,801
ProAssurance Corp.(a)	103,207	1,614,157
Safety Insurance Group, Inc.	29,936	2,279,327
SiriusPoint Ltd.(a)	186,143	2,855,434
Stewart Information Services Corp.	55,929	3,982,145
Trupanion, Inc.(a)	67,489	2,331,070
United Fire Group, Inc.	42,947	1,205,522
Total		69,139,786
Mortgage Real Estate Investment Trusts (REITS) 1.2%
Apollo Commercial Real Estate Finance, Inc.	256,467	2,598,011
Arbor Realty Trust, Inc.	380,519	4,695,604
ARMOUR Residential REIT, Inc.	112,496	2,143,049
Blackstone Mortgage Trust, Inc.	349,006	7,252,345
Ellington Financial, Inc.	182,911	2,624,773
Franklin BSP Realty Trust, Inc.	165,114	2,237,295
KKR Real Estate Finance Trust, Inc.	117,906	1,307,578
Common Stocks (continued)
Issuer	Shares	Value ($)
New York Mortgage Trust, Inc.	182,743	1,281,028
PennyMac Mortgage Investment Trust	175,242	2,567,295
Ready Capital Corp.	340,012	2,356,283
Redwood Trust, Inc.	266,849	1,782,551
Two Harbors Investment Corp.	209,114	2,965,236
Total		33,811,048
Total Financials		515,777,094
Health Care 11.4%
Biotechnology 2.6%
ACADIA Pharmaceuticals, Inc.(a)	248,415	4,868,934
ADMA Biologics, Inc.(a)	476,917	7,816,670
Alkermes PLC(a)	326,438	11,206,617
Arcus Biosciences, Inc.(a)	135,767	1,478,503
Arrowhead Pharmaceuticals, Inc.(a)	250,806	4,742,741
Catalyst Pharmaceuticals, Inc.(a)	226,196	5,177,626
Dynavax Technologies Corp.(a)	246,646	3,401,248
Krystal Biotech, Inc.(a)	51,062	9,152,864
Myriad Genetics, Inc.(a)	183,663	1,970,704
Protagonist Therapeutics, Inc.(a)	120,239	4,519,784
TG Therapeutics, Inc.(a)	269,281	8,102,665
Vericel Corp.(a)	99,580	5,107,458
Vir Biotechnology, Inc.(a)	186,160	1,561,882
Xencor, Inc.(a)	141,189	2,168,663
Total		71,276,359
Health Care Equipment & Supplies 3.4%
Artivion, Inc.(a)	76,116	1,934,108
Avanos Medical, Inc.(a)	92,718	1,395,406
CONMED Corp.	62,324	3,687,711
Embecta Corp.	116,414	1,571,589
Enovis Corp.(a)	112,728	4,356,937
Glaukos Corp.(a)	111,239	13,350,905
ICU Medical, Inc.(a)	49,397	7,228,263
Inspire Medical Systems, Inc.(a)	60,458	11,220,400
Integer Holdings Corp.(a)	67,671	8,337,067
Integra LifeSciences Holdings Corp.(a)	133,884	3,107,448
LeMaitre Vascular, Inc.	41,279	3,791,476
Merit Medical Systems, Inc.(a)	117,578	11,997,659
Omnicell, Inc.(a)	93,445	3,556,517
QuidelOrtho Corp.(a)	132,977	5,317,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
STAAR Surgical Co.(a)	99,414	1,739,745
Tandem Diabetes Care, Inc.(a)	132,504	2,933,639
TransMedics Group, Inc.(a)	67,711	5,167,703
UFP Technologies, Inc.(a)	14,708	3,347,394
Total		94,041,717
Health Care Providers & Services 2.9%
AdaptHealth Corp.(a)	214,339	2,439,178
Addus HomeCare Corp.(a)	36,178	3,464,767
AMN Healthcare Services, Inc.(a)	76,814	1,944,930
Astrana Health, Inc.(a)	83,863	2,128,443
Concentra Group Holdings Parent, Inc.	218,379	4,930,998
Corvel Corp.(a)	54,937	6,057,903
Fulgent Genetics, Inc.(a)	40,728	629,248
Hims & Hers Health, Inc., Class A(a)	385,730	17,392,566
National HealthCare Corp.	24,922	2,321,983
NeoGenomics, Inc.(a)	258,969	2,587,100
Owens & Minor, Inc.(a)	149,110	1,428,474
Patterson Companies, Inc.	158,271	4,928,559
Pediatrix Medical Group, Inc.(a)	170,525	2,518,654
Premier, Inc.	193,900	3,525,102
Privia Health Group, Inc.(a)	208,208	5,198,954
Progyny, Inc.(a)	149,463	3,367,401
RadNet, Inc.(a)	131,428	7,290,311
Select Medical Holdings Corp.	210,797	3,834,397
U.S. Physical Therapy, Inc.	30,454	2,467,383
Total		78,456,351
Health Care Technology 0.3%
Certara, Inc.(a)	220,842	2,645,687
HealthStream, Inc.	48,476	1,637,034
Schrodinger, Inc.(a)	111,799	2,494,236
Simulations Plus, Inc.	32,793	950,341
Total		7,727,298
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.4%
Azenta, Inc.(a)	91,938	4,010,336
BioLife Solutions, Inc.(a)	72,997	1,751,928
Cytek Biosciences, Inc.(a)	210,500	945,145
Fortrea Holdings, Inc.(a)	180,970	2,506,434
Mesa Laboratories, Inc.	10,957	1,527,187
Total		10,741,030
Pharmaceuticals 1.8%
Amphastar Pharmaceuticals, Inc.(a)	75,663	2,151,099
ANI Pharmaceuticals, Inc.(a)	33,483	2,072,263
Collegium Pharmaceutical, Inc.(a)	65,064	1,890,109
Corcept Therapeutics, Inc.(a)	188,132	11,397,037
Harmony Biosciences Holdings, Inc.(a)	77,090	2,609,496
Innoviva, Inc.(a)	111,142	1,991,665
Ligand Pharmaceuticals, Inc.(a)	38,121	4,659,530
Organon & Co.	519,586	7,747,027
Pacira Pharmaceuticals, Inc.(a)	93,154	2,240,354
Phibro Animal Health Corp., Class A	41,032	933,068
Prestige Consumer Healthcare, Inc.(a)	99,675	8,447,456
Supernus Pharmaceuticals, Inc.(a)	111,404	3,571,612
Total		49,710,716
Total Health Care		311,953,471
Industrials 17.5%
Aerospace & Defense 1.2%
AAR Corp.(a)	71,161	4,626,888
Aerovironment, Inc.(a)	56,500	8,453,530
Mercury Systems, Inc.(a)	102,263	4,541,500
Moog, Inc., Class A	58,033	9,894,046
National Presto Industries, Inc.	10,313	1,049,245
Triumph Group, Inc.(a)	156,054	3,960,650
Total		32,525,859
Air Freight & Logistics 0.2%
Forward Air Corp.(a)	40,306	905,676
HUB Group, Inc., Class A	122,640	5,040,504
Total		5,946,180
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.6%
American Woodmark Corp.(a)	31,265	1,940,931
Apogee Enterprises, Inc.	44,270	2,122,304
Armstrong World Industries, Inc.	87,939	13,512,707
AZZ, Inc.	60,277	5,793,223
CSW Industrials, Inc.	33,926	10,384,409
Gibraltar Industries, Inc.(a)	61,213	4,022,306
Griffon Corp.	80,079	5,792,915
Hayward Holdings, Inc.(a)	286,850	4,156,457
Insteel Industries, Inc.	39,244	1,104,326
MasterBrand, Inc.(a)	256,431	3,587,470
Quanex Building Products Corp.	94,853	1,829,714
Resideo Technologies, Inc.(a)	296,516	5,696,072
Zurn Elkay Water Solutions Corp.	287,615	10,190,199
Total		70,133,033
Commercial Services & Supplies 2.2%
ABM Industries, Inc.	126,681	6,882,579
Brady Corp., Class A	88,863	6,439,902
CoreCivic, Inc.(a)	222,472	4,173,575
Deluxe Corp.	89,319	1,470,191
Enviri Corp.(a)	161,673	1,050,875
GEO Group, Inc. (The)(a)	274,546	7,511,579
Healthcare Services Group, Inc.(a)	147,865	1,552,583
HNI Corp.	96,445	4,493,373
Interface, Inc.	117,628	2,379,614
Liquidity Services, Inc.(a)	44,967	1,505,495
Matthews International Corp., Class A	61,732	1,538,361
MillerKnoll, Inc.	139,543	3,000,174
OPENLANE, Inc.(a)	215,558	4,806,943
Pitney Bowes, Inc.	318,927	3,453,979
Unifirst Corp.	30,287	6,509,282
Vestis Corp.	230,781	2,734,755
Viad Corp.(a)	42,775	1,698,167
Total		61,201,427
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.2%
Arcosa, Inc.	98,408	8,254,463
Dycom Industries, Inc.(a)	58,717	9,621,368
Everus Construction Group, Inc.(a)	102,836	4,277,977
Granite Construction, Inc.	88,191	7,282,813
MYR Group, Inc.(a)	32,526	3,991,591
Total		33,428,212
Electrical Equipment 0.3%
Powell Industries, Inc.	18,865	3,201,579
Sunrun, Inc.(a)	452,604	3,281,379
Vicor Corp.(a)	46,488	2,944,085
Total		9,427,043
Ground Transportation 0.7%
ArcBest Corp.	47,210	3,718,732
Heartland Express, Inc.	87,102	898,893
Hertz Global Holdings, Inc.(a)	247,499	1,032,071
Marten Transport Ltd.	116,668	1,717,353
RXO, Inc.(a)	282,232	5,777,289
Schneider National, Inc., Class B	94,822	2,501,404
Werner Enterprises, Inc.	124,698	4,060,167
Total		19,705,909
Machinery 4.7%
Alamo Group, Inc.	20,925	3,661,457
Albany International Corp., Class A	63,148	4,835,242
Astec Industries, Inc.	46,004	1,636,822
Enerpac Tool Group Corp.	109,337	5,059,023
EnPro, Inc.	42,351	7,711,270
ESCO Technologies, Inc.	51,957	8,566,670
Federal Signal Corp.	123,282	10,020,361
Franklin Electric Co., Inc.	79,269	8,097,328
Gates Industrial Corp. PLC(a)	457,366	9,897,400
Greenbrier Companies, Inc. (The)	63,267	3,555,605
Hillenbrand, Inc.	141,681	4,236,262
John Bean Technologies Corp.	93,863	12,389,916
Kadant, Inc.	23,696	8,873,678
Kennametal, Inc.	156,812	3,470,250
Lindsay Corp.	21,883	2,891,182
Proto Labs, Inc.(a)	49,449	1,972,026
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
SPX Technologies, Inc.(a)	93,529	13,622,499
Standex International Corp.	24,375	4,533,263
Tennant Co.	38,076	3,295,859
Titan International, Inc.(a)	96,811	824,830
Trinity Industries, Inc.	165,764	5,153,603
Wabash National Corp.	87,433	1,023,840
Worthington Enterprises, Inc.	62,868	2,639,827
Total		127,968,213
Marine Transportation 0.4%
Matson, Inc.	67,001	9,652,834
Passenger Airlines 1.2%
Alaska Air Group, Inc.(a)	256,112	18,511,775
Allegiant Travel Co.	29,343	2,156,711
JetBlue Airways Corp.(a)	601,850	3,924,062
Skywest, Inc.(a)	81,363	8,047,614
Sun Country Airlines Holdings, Inc.(a)	79,037	1,273,286
Total		33,913,448
Professional Services 1.4%
Amentum Holdings, Inc.(a)	250,340	4,916,677
CSG Systems International, Inc.	56,179	3,612,310
Heidrick & Struggles International, Inc.	41,175	1,687,763
Korn/Ferry International	104,932	6,888,786
NV5 Global, Inc.(a)	105,021	1,895,629
Robert Half, Inc.	204,756	12,099,032
Verra Mobility Corp.(a)	332,492	7,610,742
Total		38,710,939
Trading Companies & Distributors 1.4%
Air Lease Corp.	208,974	10,014,034
Boise Cascade Co.	77,482	8,031,784
DNOW, Inc.(a)	213,545	3,412,449
DXP Enterprises, Inc.(a)	25,648	2,320,375
GMS, Inc.(a)	79,258	6,309,729
Rush Enterprises, Inc., Class A	125,755	7,334,032
Total		37,422,403
Total Industrials		480,035,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 11.4%
Communications Equipment 1.2%
Calix, Inc.(a)	119,075	4,408,157
Digi International, Inc.(a)	73,467	2,243,682
Extreme Networks, Inc.(a)	266,583	4,118,707
Harmonic, Inc.(a)	235,096	2,423,840
InterDigital, Inc.	51,132	10,923,840
Netscout Systems, Inc.(a)	144,689	3,254,056
Viasat, Inc.(a)	170,963	1,494,217
Viavi Solutions, Inc.(a)	447,508	5,003,139
Total		33,869,638
Electronic Equipment, Instruments & Components 3.4%
Advanced Energy Industries, Inc.	76,005	8,753,496
Arlo Technologies, Inc.(a)	202,438	2,911,058
Badger Meter, Inc.	59,337	12,480,351
Benchmark Electronics, Inc.	72,624	2,902,055
CTS Corp.	60,759	2,713,497
ePlus, Inc.(a)	53,526	3,446,004
Insight Enterprises, Inc.(a)	55,109	8,480,173
Itron, Inc.(a)	90,969	9,905,614
Knowles Corp.(a)	177,679	2,947,695
OSI Systems, Inc.(a)	31,354	6,465,508
PC Connection, Inc.	24,928	1,590,406
Plexus Corp.(a)	54,929	7,301,163
Rogers Corp.(a)	34,260	2,738,744
Sanmina Corp.(a)	110,250	9,031,680
Scansource, Inc.(a)	44,209	1,618,492
TTM Technologies, Inc.(a)	205,723	4,959,982
Vishay Intertechnology, Inc.	227,179	3,893,848
Total		92,139,766
IT Services 0.5%
DigitalOcean Holdings, Inc.(a)	128,464	5,504,682
DXC Technology Co.(a)	365,216	6,709,018
Grid Dynamics Holdings, Inc.(a)	124,557	2,344,163
Total		14,557,863
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.6%
Alpha & Omega Semiconductor Ltd.(a)	48,027	1,454,258
Axcelis Technologies, Inc.(a)	65,581	3,593,183
Ceva, Inc.(a)	47,668	1,633,106
Cohu, Inc.(a)	94,044	1,848,905
Diodes, Inc.(a)	93,477	4,615,894
Formfactor, Inc.(a)	156,258	5,203,391
Ichor Holdings Ltd.(a)	68,056	1,993,360
Impinj, Inc.(a)	46,229	4,468,495
Kulicke & Soffa Industries, Inc.	108,685	4,159,375
MaxLinear, Inc.(a)	154,882	2,262,826
PDF Solutions, Inc.(a)	62,580	1,409,302
Penguin Solutions, Inc.(a)	107,513	2,142,734
Photronics, Inc.(a)	127,817	2,663,706
Qorvo, Inc.(a)	190,708	13,862,564
Semtech Corp.(a)	170,184	6,499,327
SiTime Corp.(a)	38,178	5,923,317
SolarEdge Technologies, Inc.(a)	116,914	1,927,912
Ultra Clean Holdings, Inc.(a)	90,909	2,236,361
Veeco Instruments, Inc.(a)	114,550	2,547,592
Wolfspeed, Inc.(a)	257,661	1,489,281
Total		71,934,889
Software 3.2%
A10 Networks, Inc.	148,890	3,095,423
ACI Worldwide, Inc.(a)	211,614	12,136,063
Adeia, Inc.	220,442	3,465,348
Agilysys, Inc.(a)	45,111	3,653,540
Alarm.com Holdings, Inc.(a)	99,723	5,792,909
Blackline, Inc.(a)	104,634	5,053,822
Box, Inc., Class A(a)	288,963	9,449,090
Clear Secure, Inc., Class A	189,675	4,497,194
DoubleVerify Holdings, Inc.(a)	283,271	3,937,467
LiveRamp Holdings, Inc.(a)	131,670	3,934,300
Marathon Digital Holdings ,Inc.(a)	649,295	9,038,186
N-Able, Inc.(a)	142,410	1,428,372
NCR Voyix Corp.(a)	294,491	3,321,859
Progress Software Corp.	86,561	4,729,693
SolarWinds Corp.	110,121	2,016,316
Common Stocks (continued)
Issuer	Shares	Value ($)
Sprinklr, Inc., Class A(a)	223,833	1,895,866
SPS Commerce, Inc.(a)	75,794	10,095,761
Total		87,541,209
Technology Hardware, Storage & Peripherals 0.5%
Corsair Gaming, Inc.(a)	90,830	1,066,344
Sandisk Corp.(a)	232,487	10,892,016
Xerox Holdings Corp.	233,360	1,547,177
Total		13,505,537
Total Information Technology		313,548,902
Materials 4.1%
Chemicals 1.8%
AdvanSix, Inc.	53,930	1,505,726
Balchem Corp.	65,585	11,413,758
Hawkins, Inc.	38,391	4,030,671
HB Fuller Co.	110,210	6,253,315
Ingevity Corp.(a)	73,334	3,495,098
Innospec, Inc.	50,321	5,203,695
Koppers Holdings, Inc.	40,893	1,190,395
Mativ Holdings, Inc.	109,623	741,051
Minerals Technologies, Inc.	64,336	4,422,457
Quaker Chemical Corp.	27,634	3,841,679
Sensient Technologies Corp.	85,463	5,931,132
Stepan Co.	42,661	2,634,743
Total		50,663,720
Containers & Packaging 0.5%
O-I Glass, Inc.(a)	312,001	3,578,652
Sealed Air Corp.	293,934	10,046,664
Total		13,625,316
Metals & Mining 1.6%
Alpha Metallurgical Resources, Inc.(a)	22,058	3,033,416
ATI, Inc.(a)	287,783	16,737,459
Century Aluminum Co.(a)	104,844	1,986,794
Kaiser Aluminum Corp.	32,159	2,275,571
Materion Corp.	41,865	3,824,786
Metallus, Inc.(a)	75,444	1,089,411
MP Materials Corp.(a)	243,660	5,850,277
SunCoke Energy, Inc.	169,656	1,538,780
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Warrior Met Coal, Inc.	105,540	5,080,696
Worthington Steel, Inc.	70,684	1,885,142
Total		43,302,332
Paper & Forest Products 0.2%
Sylvamo Corp.	69,496	4,941,166
Total Materials		112,532,534
Real Estate 7.6%
Diversified REITs 0.8%
Alexander & Baldwin, Inc.	146,537	2,653,785
American Assets Trust, Inc.	95,839	2,152,544
Armada Hoffler Properties, Inc.	160,783	1,475,988
Essential Properties Realty Trust, Inc.	353,733	11,574,144
Global Net Lease, Inc.	399,576	3,196,608
Total		21,053,069
Health Care REITs 0.8%
CareTrust REIT, Inc.	377,919	9,776,765
LTC Properties, Inc.	91,314	3,185,945
Medical Properties Trust, Inc.	1,211,308	7,146,717
Universal Health Realty Income Trust	25,707	1,026,223
Total		21,135,650
Hotel & Resort REITs 0.8%
Apple Hospitality REIT, Inc.	450,166	6,666,958
DiamondRock Hospitality Co.	418,817	3,446,864
Pebblebrook Hotel Trust	241,481	2,982,290
Summit Hotel Properties, Inc.	218,734	1,415,209
Sunstone Hotel Investors, Inc.	405,318	4,247,733
Xenia Hotels & Resorts, Inc.	205,416	2,760,791
Total		21,519,845
Industrial REITs 0.8%
Innovative Industrial Properties, Inc.	57,160	4,112,662
LXP Industrial Trust	594,173	5,323,790
Terreno Realty Corp.	201,218	13,646,605
Total		23,083,057
Office REITs 1.0%
Brandywine Realty Trust	348,354	1,759,188
Douglas Emmett, Inc.	337,801	5,843,957
Easterly Government Properties, Inc.	200,396	2,258,463
Highwoods Properties, Inc.	213,896	6,230,790
Common Stocks (continued)
Issuer	Shares	Value ($)
JBG SMITH Properties	170,435	2,614,473
SL Green Realty Corp.	142,601	9,203,469
Total		27,910,340
Real Estate Management & Development 0.5%
Cushman & Wakefield PLC(a)	462,991	5,504,963
eXp World Holdings, Inc.	170,384	1,722,582
Kennedy-Wilson Holdings, Inc.	238,417	2,315,029
Marcus & Millichap, Inc.	48,563	1,868,704
St. Joe Co. (The)	76,582	3,673,639
Total		15,084,917
Residential REITs 0.4%
Centerspace	33,434	2,212,996
Elme Communities	177,560	3,087,768
NexPoint Residential Trust, Inc.	44,590	1,897,305
Veris Residential, Inc.	163,062	2,760,640
Total		9,958,709
Retail REITs 1.7%
Acadia Realty Trust	241,404	5,566,776
Curbline Properties Corp.	190,730	4,697,680
Getty Realty Corp.	102,117	3,206,474
Macerich Co. (The)	495,351	8,936,132
Phillips Edison & Co., Inc.	247,346	9,201,271
Saul Centers, Inc.	24,383	913,143
SITE Centers Corp.	95,200	1,333,752
Tanger, Inc.	223,323	7,916,800
Urban Edge Properties	251,928	5,189,717
Whitestone REIT	89,917	1,224,670
Total		48,186,415
Specialized REITs 0.8%
Four Corners Property Trust, Inc.	195,161	5,610,879
Millrose Properties, Inc.(a)	251,729	5,754,525
Outfront Media, Inc.	271,288	5,045,957
Safehold, Inc.	92,238	1,721,161
Uniti Group, Inc.	492,503	2,826,967
Total		20,959,489
Total Real Estate		208,891,491
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.2%
Electric Utilities 0.5%
MGE Energy, Inc.	73,050	6,704,529
Otter Tail Corp.	84,388	6,728,255
Total		13,432,784
Gas Utilities 0.6%
Chesapeake Utilities Corp.	45,961	5,833,830
MDU Resources Group, Inc.	411,345	7,095,701
Northwest Natural Holding Co.	80,966	3,309,890
Total		16,239,421
Independent Power and Renewable Electricity Producers 0.2%
Clearway Energy, Inc., Class A	69,835	1,847,834
Clearway Energy, Inc., Class C	167,113	4,682,506
Total		6,530,340
Multi-Utilities 0.3%
Avista Corp.	159,752	6,385,288
Unitil Corp.	32,661	1,832,282
Total		8,217,570
Water Utilities 0.6%
American States Water Co.	76,257	5,836,711
California Water Service Group	119,987	5,453,409
Middlesex Water Co.	36,023	1,805,833
SJW Corp.	61,052	3,215,609
Total		16,311,562
Total Utilities		60,731,677
Total Common Stocks (Cost $1,887,518,401)		2,667,187,239

Exchange-Traded Equity Funds 1.2%
	Shares	Value ($)
U.S. Small Cap 1.2%
iShares Core S&P Small-Cap ETF	304,207	34,007,301
Total Exchange-Traded Equity Funds (Cost $28,021,280)		34,007,301

Rights —%
Issuer	Shares	Value ($)
Health Care —%
Life Sciences Tools & Services —%
OmniAb Operations, Inc.(a),(b),(c),(d)	23,460	0
OmniAb, Inc.(a),(b),(c),(d)	23,460	0
Total		0
Total Health Care		0
Total Rights (Cost $—)		0

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.479%(e),(f)	32,901,042	32,897,752
Total Money Market Funds (Cost $32,893,280)		32,897,752
Total Investments in Securities (Cost: $1,948,432,961)		2,734,092,292
Other Assets & Liabilities, Net		11,006,625
Net Assets		2,745,098,917
At February 28, 2025, securities and/or cash totaling $5,203,500 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	407	03/2025	USD	44,063,855	—	(1,039,079)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2025, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2025, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb Operations, Inc.	09/03/2021	23,460	—	—
OmniAb, Inc.	09/03/2021	23,460	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 28, 2025.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.479%
	17,150,386	712,112,710	(696,369,145)	3,801	32,897,752	(5,999)	1,273,408	32,901,042
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Portfolio of Investments (continued)
February 28, 2025
Fair value measurements   (continued)
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	88,356,406	—	—	88,356,406
Consumer Discretionary	377,490,685	—	—	377,490,685
Consumer Staples	78,119,066	—	—	78,119,066
Energy	119,750,413	—	—	119,750,413
Financials	515,777,094	—	—	515,777,094
Health Care	311,953,471	—	—	311,953,471
Industrials	480,035,500	—	—	480,035,500
Information Technology	313,548,902	—	—	313,548,902
Materials	112,532,534	—	—	112,532,534
Real Estate	208,891,491	—	—	208,891,491
Utilities	60,731,677	—	—	60,731,677
Total Common Stocks	2,667,187,239	—	—	2,667,187,239
Exchange-Traded Equity Funds	34,007,301	—	—	34,007,301
Rights
Health Care	—	—	0 *	0 *
Total Rights	—	—	0 *	0 *
Money Market Funds	32,897,752	—	—	32,897,752
Total Investments in Securities	2,734,092,292	—	0 *	2,734,092,292
Investments in Derivatives
Liability
Futures Contracts	(1,039,079)	—	—	(1,039,079)
Total	2,733,053,213	—	0 *	2,733,053,213

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Statement of Assets and Liabilities
February 28, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,915,539,681)	$2,701,194,540
Affiliated issuers (cost $32,893,280)	32,897,752
Margin deposits on:
Futures contracts	5,203,500
Receivable for:
Capital shares sold	5,230,621
Dividends	2,344,433
Variation margin for futures contracts	411,840
Expense reimbursement due from Investment Manager	153
Total assets	2,747,282,839
Liabilities
Payable for:
Capital shares redeemed	1,773,915
Variation margin for futures contracts	28,562
Management services fees	14,895
Distribution and/or service fees	4,950
Compensation of board members	4,913
Deferred compensation of board members	356,687
Total liabilities	2,183,922
Net assets applicable to outstanding capital stock	$2,745,098,917
Represented by
Paid in capital	1,881,175,099
Total distributable earnings (loss)	863,923,818
Total - representing net assets applicable to outstanding capital stock	$2,745,098,917
Class A
Net assets	$728,698,370
Shares outstanding	33,155,379
Net asset value per share	$21.98
Institutional Class
Net assets	$1,071,687,868
Shares outstanding	48,151,568
Net asset value per share	$22.26
Institutional 2 Class
Net assets	$648,734,021
Shares outstanding	28,080,235
Net asset value per share	$23.10
Institutional 3 Class
Net assets	$295,978,658
Shares outstanding	13,878,554
Net asset value per share	$21.33
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Statement of Operations
Year Ended February 28, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$44,666,136
Dividends — affiliated issuers	1,273,408
Interfund lending	761
Foreign taxes withheld	(56,191)
Total income	45,884,114
Expenses:
Management services fees	6,246,703
Distribution and/or service fees
Class A	2,019,096
Interest on interfund lending	426
Compensation of board members	44,025
Deferred compensation of board members	70,428
Total expenses	8,380,678
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(99,910)
Expense reduction	(800)
Total net expenses	8,279,968
Net investment income	37,604,146
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	422,026,829
Investments — affiliated issuers	(5,999)
Futures contracts	3,798,095
Net realized gain	425,818,925
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(249,341,154)
Investments — affiliated issuers	3,801
Futures contracts	(2,717,522)
Net change in unrealized appreciation (depreciation)	(252,054,875)
Net realized and unrealized gain	173,764,050
Net increase in net assets resulting from operations	$211,368,196
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Statement of Changes in Net Assets

	Year Ended February 28, 2025	Year Ended February 29, 2024
Operations
Net investment income	$37,604,146	$45,982,599
Net realized gain	425,818,925	189,138,694
Net change in unrealized appreciation (depreciation)	(252,054,875)	(58,595,990)
Net increase in net assets resulting from operations	211,368,196	176,525,303
Distributions to shareholders
Net investment income and net realized gains
Class A	(113,831,780)	(45,081,961)
Institutional Class	(161,912,090)	(61,522,992)
Institutional 2 Class	(106,982,516)	(53,037,781)
Institutional 3 Class	(49,824,594)	(19,232,027)
Total distributions to shareholders	(432,550,980)	(178,874,761)
Decrease in net assets from capital stock activity	(287,901,938)	(237,934,031)
Total decrease in net assets	(509,084,722)	(240,283,489)
Net assets at beginning of year	3,254,183,639	3,494,467,128
Net assets at end of year	$2,745,098,917	$3,254,183,639

	Year Ended		Year Ended
	February 28, 2025		February 29, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	4,373,933	105,633,411	4,402,693	99,622,249
Distributions reinvested	4,061,975	96,752,069	1,697,913	38,030,042
Shares redeemed	(9,682,743)	(233,946,715)	(9,917,885)	(225,122,025)
Net decrease	(1,246,835)	(31,561,235)	(3,817,279)	(87,469,734)
Institutional Class
Shares sold	4,791,587	116,282,015	6,096,469	139,368,809
Distributions reinvested	6,252,570	150,792,792	2,513,585	56,886,586
Shares redeemed	(8,630,977)	(210,915,541)	(13,671,318)	(311,679,903)
Net increase (decrease)	2,413,180	56,159,266	(5,061,264)	(115,424,508)
Institutional 2 Class
Shares sold	5,397,095	135,645,737	13,452,456	322,524,284
Distributions reinvested	3,935,102	97,856,730	2,100,955	49,101,162
Shares redeemed	(20,948,720)	(538,287,467)	(17,833,893)	(420,578,463)
Net decrease	(11,616,523)	(304,785,000)	(2,280,482)	(48,953,017)
Institutional 3 Class
Shares sold	5,327,997	122,808,364	6,317,154	136,351,997
Distributions reinvested	816,008	18,819,611	320,044	6,984,375
Shares redeemed	(6,287,355)	(149,342,944)	(5,831,371)	(129,423,144)
Net increase (decrease)	(143,350)	(7,714,969)	805,827	13,913,228
Total net decrease	(10,593,528)	(287,901,938)	(10,353,198)	(237,934,031)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

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Columbia Small Cap Index Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2025	$23.97	0.25	1.32	1.57	(0.29)	(3.27)	(3.56)
Year Ended 2/29/2024	$23.91	0.28	1.05	1.33	(0.30)	(0.97)	(1.27)
Year Ended 2/28/2023	$27.52	0.26	(1.51)	(1.25)	(0.28)	(2.08)	(2.36)
Year Ended 2/28/2022	$28.74	0.25	0.90	1.15	(0.27)	(2.10)	(2.37)
Year Ended 2/28/2021	$20.32	0.18	8.97	9.15	(0.22)	(0.51)	(0.73)
Institutional Class
Year Ended 2/28/2025	$24.23	0.31	1.35	1.66	(0.36)	(3.27)	(3.63)
Year Ended 2/29/2024	$24.15	0.34	1.07	1.41	(0.36)	(0.97)	(1.33)
Year Ended 2/28/2023	$27.77	0.32	(1.53)	(1.21)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$28.96	0.33	0.91	1.24	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.47	0.24	9.03	9.27	(0.27)	(0.51)	(0.78)
Institutional 2 Class
Year Ended 2/28/2025	$25.03	0.32	1.38	1.70	(0.36)	(3.27)	(3.63)
Year Ended 2/29/2024	$24.90	0.35	1.11	1.46	(0.36)	(0.97)	(1.33)
Year Ended 2/28/2023	$28.55	0.33	(1.57)	(1.24)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$29.71	0.34	0.93	1.27	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.98	0.25	9.26	9.51	(0.27)	(0.51)	(0.78)
Institutional 3 Class
Year Ended 2/28/2025	$23.35	0.30	1.31	1.61	(0.36)	(3.27)	(3.63)
Year Ended 2/29/2024	$23.33	0.33	1.02	1.35	(0.36)	(0.97)	(1.33)
Year Ended 2/28/2023	$26.91	0.33	(1.50)	(1.17)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$28.13	0.32	0.89	1.21	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$19.91	0.23	8.77	9.00	(0.27)	(0.51)	(0.78)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Small Cap Index Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2025	$21.98	5.81%	0.45% (c)	0.45% (c),(d)	1.02%	23%	$728,698
Year Ended 2/29/2024	$23.97	6.02%	0.45% (c),(e)	0.45% (c),(d),(e)	1.25%	29%	$824,702
Year Ended 2/28/2023	$23.91	(3.93% )	0.45% (c),(e)	0.45% (c),(d),(e)	1.06%	16%	$913,784
Year Ended 2/28/2022	$27.52	3.62%	0.45% (e)	0.45% (d),(e)	0.84%	13%	$1,070,943
Year Ended 2/28/2021	$28.74	46.15%	0.45% (c)	0.45% (c),(d)	0.89%	24%	$1,179,484
Institutional Class
Year Ended 2/28/2025	$22.26	6.09%	0.20% (c)	0.20% (c),(d)	1.26%	23%	$1,071,688
Year Ended 2/29/2024	$24.23	6.30%	0.20% (c),(e)	0.20% (c),(d),(e)	1.50%	29%	$1,108,362
Year Ended 2/28/2023	$24.15	(3.72% )	0.20% (c),(e)	0.20% (c),(d),(e)	1.29%	16%	$1,226,987
Year Ended 2/28/2022	$27.77	3.92%	0.20% (e)	0.20% (d),(e)	1.09%	13%	$1,763,233
Year Ended 2/28/2021	$28.96	46.46%	0.20% (c)	0.20% (c),(d)	1.14%	24%	$1,920,981
Institutional 2 Class
Year Ended 2/28/2025	$23.10	6.05%	0.20% (c)	0.20% (c)	1.27%	23%	$648,734
Year Ended 2/29/2024	$25.03	6.31%	0.20% (c),(e)	0.20% (c),(e)	1.49%	29%	$993,642
Year Ended 2/28/2023	$24.90	(3.73% )	0.20% (c),(e)	0.20% (c),(e)	1.31%	16%	$1,045,399
Year Ended 2/28/2022	$28.55	3.92%	0.20% (e)	0.20% (e)	1.09%	13%	$1,199,980
Year Ended 2/28/2021	$29.71	46.48%	0.20% (c)	0.20% (c)	1.12%	24%	$1,236,122
Institutional 3 Class
Year Ended 2/28/2025	$21.33	6.10%	0.20% (c)	0.20% (c)	1.27%	23%	$295,979
Year Ended 2/29/2024	$23.35	6.26%	0.20% (c),(e)	0.20% (c),(e)	1.50%	29%	$327,477
Year Ended 2/28/2023	$23.33	(3.69% )	0.20% (c),(e)	0.20% (c),(e)	1.41%	16%	$308,297
Year Ended 2/28/2022	$26.91	3.93%	0.20% (e)	0.20% (e)	1.09%	13%	$90,933
Year Ended 2/28/2021	$28.13	46.41%	0.20% (c)	0.20% (c)	1.16%	24%	$75,812
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements
February 28, 2025
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.

Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the
Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future

Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2025:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,039,079 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	3,798,095

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,717,522)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 28, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	34,828,676
Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2025, these minimum account balance fees reduced total expenses of the Fund by $800.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2025 (%)
Class A	0.45
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is

Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,493,986	(42,766,986)	40,273,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2025			Year Ended February 29, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
44,250,590	388,300,390	432,550,980	46,061,192	132,813,569	178,874,761
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,285,636	93,521,982	—	764,472,886
At February 28, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,968,580,327	1,034,618,459	(270,145,573)	764,472,886
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $702,062,636 and $1,389,639,550, respectively, for the year ended February 28, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,600,000	5.91	1
Lender	1,666,667	5.47	3
Interest income earned and interest expense incurred by the Fund are recorded as Interfund lending and Interest on interfund lending, respectively, in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.

Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
The Fund had no borrowings during the year ended February 28, 2025.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently
Columbia Small Cap Index Fund  | 2025

Notes to Financial Statements (continued)
February 28, 2025
difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Small Cap Index Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2025, the related statement of operations for the year ended February 28, 2025, the statement of changes in net assets for each of the two years in the period ended February 28, 2025, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2025 and the financial highlights for each of the five years in the period ended February 28, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Index Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2025. Shareholders will be notified in early 2026 of the amounts for use in preparing 2025 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
74.39%	71.28%	14.75%	$424,508,871
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Columbia Small Cap Index Fund  | 2025

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_R01_(04/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Columbia Management Investment Advisers, LLC, the funds' investment advisor, is responsible for bearing expenses associated with the Independent Trustees' compensation pursuant to the management fee arrangement with each Fund. Refer to the Registrant's financial statements included on Item 7 of this Form N-CSR for further detail.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 22, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	April 22, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	April 22, 2025